UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2017

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events.

On December 20, 2016, Golden Minerals Company (the “Company”) entered into an At the Market Offering Agreement (the “Sales Agreement”) with H. C. Wainwright & Co., LLC (“Wainwright”), under which the Company may, from time to time, issue and sell shares of the Company’s common stock, $0.01 par value per share, on the NYSE American, or on any other existing United States trading market for its common stock, through Wainwright as sales manager for aggregate sales proceeds of up to $5,000,000 (the “ATM Offering”).  A copy of the Sales Agreement was filed with the Securities and Exchange Commission (the “SEC”) on a Current Report on Form 8-K on December 20, 2016.

On September 14, 2017, the Company filed with the SEC a new shelf registration statement (the “New Shelf Registration Statement”) on Form S-3 (No. 333-220461), which replaced the existing shelf registration statement on Form S-3 (No. 333-199026) filed with the SEC on September 30, 2014, as amended on October 24, 2014, and declared effective on November 5, 2014. On September 28, 2017, the New Shelf Registration Statement was declared effective. On September 29, 2017, the Company filed a new prospectus supplement (the “Prospectus Supplement”) with the SEC in connection with the ATM Offering. As of the date of the Prospectus Supplement, we may offer and sell the remaining balance of common stock having a maximum aggregate sales price of up to $4,280,000.

The legal opinion of Davis Graham & Stubbs LLP relating to the common shares being offered pursuant to the Sales Agreement and Prospectus Supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

5.1	Opinion of Davis Graham & Stubbs LLP

23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1)

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Davis Graham & Stubbs LLP

23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2017

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary